UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2018

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the FuelCell Energy, Inc. (the “Company”) 2018 Annual Meeting of Stockholders, which was held on April 5, 2018 (the “Annual Meeting”), the Company’s stockholders approved (i) the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan (the “2018 Incentive Plan”) and (ii) the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan (the “2018 ESPP”).  Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07.

2018 Omnibus Incentive Plan

The 2018 Incentive Plan provides that a total of 4,000,000 shares of the Company’s common stock may be issued thereunder.  The 2018 Incentive Plan authorizes grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and incentive awards to key employees, directors, consultants and advisors.

The Company cannot currently determine the benefits, if any, to be paid under the 2018 Incentive Plan in the future to the officers of the Company, including the Company’s named executive officers.

The 2018 Incentive Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 16, 2018.  A copy of the 2018 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the 2018 Incentive Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

2018 Omnibus Incentive Plan Award Agreements

In connection with the adoption of the 2018 Incentive Plan, on April 5, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) approved forms of Restricted Stock Award Agreement (for U.S. employees), Restricted Stock Unit Award Agreement (for U.S. employees) and Option Award Agreement (for non-employee directors) for the issuance of awards under the 2018 Incentive Plan (collectively, the “Agreements”). Copies of the Agreements are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Grants of Restricted Stock Unit Awards

On April 5, 2018, following the approval of the 2018 Incentive Plan, the Committee approved grants of restricted stock unit (“RSU”) awards to the Company’s named executive officers, subject to the terms and conditions of the 2018 Incentive Plan and the form of Restricted Stock Unit Award Agreement filed herewith as Exhibit 10.3.  The value of the RSU awards to the Company’s named executive officers are as follows:  Mr. Bottone – $550,000 (308,989 RSUs); Mr. Bishop – $300,000 (168,540 RSUs); Ms. Arasimowicz – $300,000 (168,540 RSUs); and Mr. Rauseo – $300,000 (168,540 RSUs).  The RSU awards may be settled in cash or in shares of the Company’s common stock, at the discretion of the Committee.  The RSU awards vest over a three-year employment period beginning on the grant date at a rate of 33.3% for each year of continuous employment with the Company.  The foregoing summary of the RSU awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Grants of Special Restricted Stock Unit Awards

In addition to the RSU awards discussed above, on April 5, 2018, following the approval of the 2018 Incentive Plan, the Committee also approved a separate grant of RSU awards to the Company’s named executive officers, subject to the terms and conditions of the 2018 Incentive Plan and the form of Restricted Stock Unit Award Agreement filed herewith as Exhibit 10.3 (the “Special RSU Awards”).  The value of these Special RSU Awards are as follows:  Mr. Bottone – $178,000 (100,000 RSUs); Mr. Bishop – $178,000 (100,000 RSUs); Ms. Arasimowicz – $178,000 (100,000 RSUs); and Mr. Rauseo – $178,000 (100,000 RSUs).  The Special RSU Awards may be settled in cash or in shares of the Company’s common stock, at the discretion of the Committee.  The Special RSU Awards vest 100% on the third anniversary of the grant date, provided that such named executive officer remains in the continuous employment of the Company from the grant date through the third anniversary of the grant date.  The foregoing summary of the Special RSU Awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

2018 Employee Stock Purchase Plan

The adoption of the 2018 ESPP allows the Company to provide eligible employees of the Company and of certain designated subsidiaries with the opportunity to voluntarily participate in the 2018 ESPP, enabling such participants to purchase shares of the Company’s common stock at a discount to market price at the time of such purchase.  The maximum aggregate number of the Company’s shares of common stock that may be issued under the 2018 ESPP is 500,000 shares. The 2018 ESPP became effective when approved by the Company’s stockholders.  The 2018 ESPP will terminate upon the earlier of (i) the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the 2018 ESPP or (ii) the date determined by the Board or the Committee, in its sole discretion.

The 2018 ESPP is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 16, 2018.  A copy of the 2018 ESPP is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.  The description of the 2018 ESPP set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07	Submission of Matters to a Vote of Security Holders.

There were five proposals submitted to a vote of the holders of shares of common stock of the Company at the Annual Meeting on April 5, 2018.  The voting results with respect to those five proposals were as follows:

(1)	Election of seven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME OF DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Arthur A. Bottone	12,667,011	3,221,606	511,492	37,111,232
James Herbert England	12,736,150	3,180,293	483,666	37,111,232
Matthew F. Hilzinger	12,804,537	3,116,702	478,870	37,111,232
John A. Rolls	12,757,540	3,163,540	479,029	37,111,232
Christopher S. Sotos	12,839,313	3,077,323	483,473	37,111,232
Natica Von Althann	11,610,288	4,311,954	477,867	37,111,232
Togo Dennis West, Jr.*	11,449,702	4,294,708	655,699	37,111,232

*Secretary Togo Dennis West, Jr., who was nominated in the proxy statement for the Annual Meeting for re-election to the Board, passed away prior to the Annual Meeting. The Board chose not to submit a substitute nominee for Mr. West’s director position, and that position will remain vacant until a replacement is appointed by the Board or until the Board acts to reduce the size of the Board from seven to six members to eliminate the vacancy.

(2)	Ratification of the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

VOTES FOR:  51,360,677

VOTES AGAINST:  973,221

ABSTENTIONS:  1,177,443

BROKER NON-VOTES:  0

(3)	Approval of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan.

VOTES FOR:  11,826,005

VOTES AGAINST:  4,057,808

ABSTENTIONS:  516,296

BROKER NON-VOTES:  37,111,232

(4)	Approval of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan.

VOTES FOR:  12,478,132

VOTES AGAINST:  3,535,467

ABSTENTIONS:  386,510

BROKER NON-VOTES:  37,111,232

(5)	Approval, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement.

VOTES FOR:  10,415,347

VOTES AGAINST:  5,468,664

ABSTENTIONS:  516,098

BROKER NON-VOTES:  37,111,232

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Index

Exhibit No.	Description

10.1

FuelCell Energy, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Annex A to the FuelCell Energy, Inc. Definitive Proxy Statement filed with the Securities and Exchange Commission on Schedule 14A on February 16, 2018).

10.2	Form of Restricted Stock Award Agreement (U.S. Employees).

10.3	Form of Restricted Stock Unit Award Agreement (U.S. Employees).

10.4	Form of Option Award Agreement (Non-Employee Directors).

10.5

FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan (incorporated by reference to Annex B to the FuelCell Energy, Inc. Definitive Proxy Statement filed with the Securities and Exchange Commission on Schedule 14A on February 16, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 6, 2018	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer